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                                                                  EXHIBIT (j)(1)



                          INDEPENDENT AUDITORS' CONSENT



The Board of Trustees
ING Equity Trust:



We consent to the reference to our firm under the heading "Independent Auditors" in the statement of additional information of ING Principal Protection Fund VIII.



/s/ KPMG LLP



Boston, Massachusetts
September 2, 2003